EIGHTH AMENDMENT TO
UNCOMMITTED CREDIT AGREEMENT
This EIGHTH AMENDMENT TO UNCOMMITTED CREDIT AGREEMENT (this “Eighth Amendment”) dated as of November 13, 2017 is among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the undersigned Lenders, NATIXIS, NEW YORK BRANCH, as Syndication Agent and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Uncommitted Credit Agreement dated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments.
Effective upon the occurrence of the Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:
(a)    Section 1.1 is amended by inserting the following definition in its appropriate alphabetical place:
“Swiss Security Agreement” means a pledge agreement governed by Swiss law, among the Borrower as “Pledgor”, the Administrative Agent as “Collateral Agent” and the Secured Parties as “Pledgees”, in form and substance reasonably acceptable to the Administrative Agent.
(b)    Section 6.6(c) is deleted and replaced with the following:
“(c)    dividends paid after the end of each Fiscal Quarter based on procedures consistent with past practice.”

(c)    Section 7.2 is amended and restated in its entirety as follows:

“7.2    Consolidated Tangible Net Worth. The Borrower shall maintain Consolidated Tangible Net Worth of not less than $47,500,000 (subject to increase from time to time as set forth in the proviso below) as at the last day of each month commencing September 30, 2017, provided, that the minimum required Consolidated Tangible Net Worth under this Section 7.2 shall automatically increase on each date of delivery of financial statements pursuant to Section 5.1(a), by an amount equal to 25% of consolidated net income (to the extent positive) of the Borrower (calculated in accordance with GAAP) as reported in such financial statements.”
(c)    New Section 9.14 is inserted after Section 9.13 as follows:

“9.14    Appointment of the Administrative Agent for the Swiss Security Agreement. Notwithstanding Sections 9.1 through 9.13, in relation to the Swiss Security Agreement, each present and future Secured Party hereby authorizes the Administrative Agent:

(a)    to (i) accept and execute in its name and for its account as its direct representative (direkter Stellvertreter) the Swiss law pledge created or evidenced or expressed to be created or evidenced under or pursuant to the Swiss Security Agreement for the benefit of such Secured Party and (ii) hold, administer and, if necessary, enforce any such security on behalf of each relevant Secured Party which has the benefit of such security;
(b)    to agree as its direct representative (direkter Stellvertreter) to amendments and alterations to the Swiss Security Agreement in accordance with this Agreement;
(c)    to effect as its direct representative (direkter Stellvertreter) any release of a security created or evidenced or expressed to be created or evidenced under the Swiss Security Agreement in accordance with this Agreement; and
(d)    to exercise as its direct representative (direkter Stellvertreter) such other rights granted to the Administrative Agent hereunder or under the Swiss Security Agreement.”
SECTION 2.    Effectiveness of Amendment.
This Eighth Amendment shall become effective on the date (the “Effective Date”) on which:
(a)    the Administrative Agent shall have received this Eighth Amendment duly executed by each of the Borrower, the Required Lenders and the Administrative Agent;
(b)    the Borrower shall have paid to the Administrative Agent for the account of each Lender which shall have delivered to the Administrative Agent not later than 5:00 p.m. (NYC time) on Tuesday, November 14, 2017, its executed signature page to this Eighth Amendment, a fully-earned, non-refundable amendment fee in an amount equal to 0.02% of such Lender’s Revolving Line Portion, in immediately available funds; and

(c)    the Borrower shall have paid to the Administrative Agent all costs and expenses of the Administrative Agent incurred in connection with this Eighth Amendment (including, without limitation, the reasonable legal fees and disbursements of counsel to the Administrative Agent for which an invoice shall have been delivered to the Borrower).

SECTION 3.    Effect of Amendment; Ratification; Representations; etc.
(a)    On and after the Effective Date, this Eighth Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Eighth Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.
(b)    Except as expressly set forth herein, this Eighth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects and remains in full force and effect.
(c)    In order to induce the Administrative Agent and the Lenders to enter into this Eighth Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Eighth Amendment:
(i)the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and
(ii)no Default or Event of Default has occurred and is continuing.
(d)The Borrower hereby acknowledges and agrees that after giving effect to this Eighth Amendment, (i) the Security Agreement, the Canadian Security Agreement, the German Security Agreement and the liens and security interests granted thereunder shall remain in full force and effect, shall continue without interruption as security for the Obligations and shall not be impaired or limited hereby and (ii) the other Security Documents executed by it shall remain in full force and effect, shall continue without interruption and shall not be impaired or limited hereby.
(e)This Eighth Amendment shall be a Loan Document.

SECTION 4.    Counterparts.
This Eighth Amendment may be executed by one or more of the parties to this Eighth Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the copies of this Eighth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
SECTION 5.    Severability.
Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.    GOVERNING LAW.
THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    WAIVERS OF JURY TRIAL.
EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS EIGHTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signatures begin on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the day and year first above written.
BORROWER
A-MARK PRECIOUS METALS, INC.

By:/s/
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDMENT

ADMINISTRATIVE AGENT AND LENDERS

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and as a Lender

By: /s/ Xander Willemsen
Name: Xander Willemsen
Title: Executive Director

By: /s/ Sabrina Vasconcelos
Name: Sabrina Vasconcelos
Title: Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT

BROWN BROTHERS HARRIMAN & CO., as a Lender By: Name: Title:

SIGNATURE PAGE TO EIGHTH AMENDMENT

NATIXIS, NEW YORK BRANCH, as a Lender By: Name: Title: By: Name: Title:

SIGNATURE PAGE TO EIGHTH AMENDMENT

BANK HAPOALIM B.M., as a Lender By: Name: Title: By: Name: Title:

SIGNATURE PAGE TO EIGHTH AMENDMENT

MACQUARIE BANK LIMITED, as a Lender By: Name: Title: By: Name: Title: (Signed in London, POA Ref: #2468 dated 7 June 2017)

SIGNATURE PAGE TO EIGHTH AMENDMENT